SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant / /
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement                  Confidential, for Use of the
/X/  Definitive Proxy Statement                   Commission Only (as permitted
/ /  Definitive Additional Materials              by Rule 14a-6(e)(2))
/ /  Soliciting Material Pursuant to Rule 14a-12

                                PVF CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
/X/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

          Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                       [LETTERHEAD OF PVF CAPITAL CORP.]



                               September 17, 2004




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the "Company") to be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio on Monday, October 18, 2004 at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Crowe, Chizek and Company LLP, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ C. Keith Swaney


                                   C. Keith Swaney
                                   President

-------------------------------------------------------------------------------
                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139
                                 (440) 248-7171
-------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 18, 2004
-------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PVF Capital Corp. (the "Company") will be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio at 10:00 a.m., local time, on Monday, October 18, 2004.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

     1.   The election of four (4) directors of the Company for two-year terms;

     2. The ratification of the appointment of Crowe, Chizek and Company LLP as independent certified public accountants of the Company for the fiscal year ending June 30, 2005; and

     3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 7, 2004, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/Jeffrey N. Male

                                       Jeffrey N. Male
                                       Secretary
Solon, Ohio
September 17, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 18, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio on Monday, October 18, 2004 at 10:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 17, 2004.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF THE OTHER PROPOSAL SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities which can be voted at the Meeting consist of shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 7, 2004 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 7,044,365 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the Common Stock, by each of the Company's directors, by the non-director executive officer of the Company named in the

Summary Compensation Table set forth under the caption "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table," and by all executive officers and directors of the Company as a group. All executive officers and directors of the Company have the Company's address.

                                                                                     PERCENT OF SHARES
NAME AND ADDRESS                                    AMOUNT AND NATURE OF              OF COMMON STOCK
OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP (1)              OUTSTANDING
--------------------                              ------------------------           ------------------
PERSONS OWNING GREATER THAN 5%:
-------------------------------
Jeffrey L. Gendell                                         449,544   (3)                 6.38%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Umberto Fedeli                                             352,000   (4)                 5.00
P.O. Box 318003
Independence, Ohio  44131

NAME OF DIRECTORS
AND EXECUTIVE OFFICERS:
-----------------------

DIRECTORS:
----------
John R. Male                                               306,871   (2)                 4.34
Robert K. Healey                                            36,915   (5)                    *
Gerald A. Fallon                                             8,360                          *
Raymond J. Negrelli                                         18,524                          *
Stuart D. Neidus                                            47,317   (6)                    *
Stanley T. Jaros                                            23,832                          *
C. Keith Swaney                                            229,843                       3.24
Ronald D. Holman, II                                         6,600                          *

EXECUTIVE OFFICER:
------------------
Jeffrey N. Male                                            243,258(7)                    3.45

All Executive Officers and Directors
   as a Group (9 persons)                                  921,520                      12.82

---------------------
*    Less than 1%.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The amounts shown include 22,280, 10,082, 8,360, 8,360, 14,108, 14,108, 45,559, 6,600, 14,849 and 144,306 shares that
     Directors John R. Male, Robert K. Healey, Gerald A. Fallon, Raymond J. Negrelli, Stuart D. Neidus, Stanley T. Jaros, C. Keith Swaney and Ronald D. Holman, II, Mr. Jeffrey N. Male, and all executive officers and directors as a group, respectively, have the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(2) Includes 10,216 shares as to which Mr. John R. Male's wife has voting and investment power and 24,941 shares held by the Bank's 401(k) Plan, as to which shares Mr. John R. Male has sole voting and shared investment power. Also includes 188,181 shares held by trusts of which Mr. John R. Male serves as trustee and as such has sole voting and investment power over such shares. The amount shown does not include 26,574 shares in which Mr. John R. Male has a pecuniary interest through this ownership of a limited partnership interest in a family limited partnership; he does not have or share voting or dispositive power over such shares.

(3) According to their statement on Schedule 13D, as amended filed on February 21, 2003, Jeffrey L. Gendell shares voting and dispositive power over the listed shares, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. share voting and dispositive power with respect to 400,902 shares and Tontine Overseas Associates, L.L.C. shares voting and dispositive power with respect to 48,642 shares. Amounts are adjusted for 10% stock dividends paid on the Common Stock on August 29, 2003 and August 31, 2004.
(4) According to his statement on Schedule 13D filed on June 10, 2004. Amounts are adjusted for a 10% stock dividend paid on the Common Stock on August 31, 2004.
(5) Includes 26,833 shares held by a revocable trust for the benefit of Mr. Healey; Mr. Healey does not have or share voting or investment power over such shares. Does not include 88,467 shares held by an irrevocable trust for the benefit of Mr. Healey's wife, as to which shares Mr. Healey does not have or share voting or investment power.
(6) Includes 136 shares as to which Mr. Neidus' wife has voting and investment power.
(7) Includes 130,473 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male and 30,385 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male's wife; Mr. Jeffrey N. Male is co-trustee of such trusts and shares voting and investment power over such shares. Also includes 12,263 shares as to which Mr. Jeffrey N. Male's wife has voting and investment power. Does not include 23,897 shares owned by Mr. Jeffrey
     N. Male's son who resides in his household. The amount shown also does not include 26,574 shares in which Jeffrey N. Male has a pecuniary interest through this ownership of a limited partnership interest in a family limited partnership; he does not have or share voting or dispositive power over such shares.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of eight members. The Company's Articles of Incorporation require that, if the Board of Directors consists of seven or eight members, directors be divided into two classes, as nearly equal in number as possible, each class to serve for a two-year period and until their successors are elected and qualified, with approximately one-half of the directors elected each year. The Board of Directors has nominated Robert K. Healey, Stuart D. Neidus, C. Keith Swaney and Gerald A. Fallon, all of whom are currently members of the Board, to serve as directors for a two-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, i.e., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting.

     YOUR BOARD OF  DIRECTORS  RECOMMENDS  THAT YOU VOTE "FOR" THE  ELECTION  OF
ROBERT K. HEALEY, STUART D. NEIDUS, C. KEITH SWANEY AND GERALD A. FALLON AS DIRECTORS OF THE COMPANY.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company or the Bank, and the expiration of his term as a director. Messrs. Robert K. Healey and John R. Male were initially appointed as directors of the Company in 1994 in connection with the Company's incorporation. All other directors were appointed directors of the Company and the Bank in the years indicated on the following table. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except that John
R. Male, the Chairman of the Board and Chief Executive Officer of the Company and the Bank, is the brother of Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President in charge of residential lending operations of the Bank. The following directors are "independent directors" as defined under Nasdaq Rule 4200(a)(15): Gerald A. Fallon, Robert K. Healey, Ronald D. Holman, II, Stanley T. Jaros, Raymond J. Negrelli and Stuart D. Neidus.




                                          AGE               YEAR FIRST ELECTED              CURRENT
                                       AS OF THE            AS DIRECTOR OF THE               TERM
NAME                                  RECORD DATE           COMPANY OR THE BANK            TO EXPIRE
----                                  -----------           -------------------            ---------

                      BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2006 ANNUAL MEETING

Robert K. Healey                          79                      1973                       2004

Stuart D. Neidus                          53                      1996                       2004

C. Keith Swaney                           61                      2000                       2004

Gerald A. Fallon                          55                      2002                       2004

                                     DIRECTORS CONTINUING IN OFFICE

John R. Male                              56                      1981                       2005

Stanley T. Jaros                          59                      1997                       2005

Raymond J. Negrelli                       52                      2002                       2005

Ronald D. Holman, II                      44                      2003                       2005


     Presented below is certain information concerning the directors of the Company. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

     ROBERT K. HEALEY. Mr. Healey currently is retired. He had been employed from 1961 to 1987 by Leaseway Transportation Corp. and most recently served as Executive Vice President -- Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School.

     STUART D. NEIDUS. Mr. Neidus currently holds the position of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a company that operates in the leisure industry and is one of the nation's largest in-ground residential concrete swimming pool installers. Prior to this position, he served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan's split-off from Essef in August 1999. At Premier Industrial Corporation he held various positions from 1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell Electronics plc. Prior to that, Mr. Neidus spent 19 years with the international accounting firm of KPMG LLP, serving as an audit partner from 1984 until 1992. He has served as a board member and on advisory committees of many nonprofit and civic organizations over the years.

     C. KEITH SWANEY. Mr. Swaney joined the Bank in 1962 and was named Executive Vice President and Chief Financial Officer in 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. Mr. Swaney was named President and Chief Operating Officer of the Company and the Bank in October 2000. He continues to serve as Treasurer of the Company and as Chief Financial Officer of the Bank. He is responsible for all internal operations of the Company and the Bank. Over the years, he has participated in various charitable organizations and currently serves on the Hiram House Board of Trustees. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.

     GERALD A. FALLON. Mr. Fallon was Executive Vice President and Manager of Capital Markets for KeyBank, NA, Cleveland, Ohio, from December 1994 through March 2001, and Senior Managing Director of Capital Markets for McDonald Investment Inc., Cleveland, Ohio, from November 1998 through March 2001. He currently serves as a director of Digital Lightwave, Inc., a corporation with a class of securities registered under

Section 12 of the Securities Exchange Act of 1934, and as an advisory director of Winfield Associates -- Burning River Hedge Fund and Logos Communications, Inc., both privately held companies. He serves as a director of the Bratenahl Land Conservancy and as a director of the Bratenahl Village Audit Committee.

     JOHN R. MALE. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Mr. Male was named Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank in October 2000. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University.

     STANLEY T. JAROS. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L. He has served as a trustee of a number of Cleveland area nonprofit organizations, and was a member of the Cleveland Landmarks Commission. Mr. Jaros is a graduate of Brown University and Case Western Reserve Law School and received an MBA from the University of Pennsylvania.

     RAYMOND J. NEGRELLI. Mr. Negrelli is an investor in and developer of real estate, primarily retail and office properties, in northeast Ohio. He is the President of Raymond J. Negrelli, Inc., a General Partner in Bay Properties Co. and a General Partner of Landerbrook Co., all of which are based in Euclid, Ohio. He is a member of the Community Leadership Council of Hillcrest Hospital, Mayfield Heights, Ohio and a member of the Executive Committee of the Cuyahoga County Republican Organization.

     RONALD D. HOLMAN, II. Mr. Holman is a partner in the law firm of Cavitch, Familo, Durkin & Frutkin in Cleveland, Ohio. In addition, from 1989 to 2000 he served as a legal analyst on various news shows for WEWS TV in Cleveland, Ohio. Mr. Holman serves on the Boards of Directors for the following nonprofit institutions: Florence Crittenton Services Fund of the Cleveland Foundation (President from 1996 to 1998), 100 Black Men of Greater Cleveland, Inc. (member of the Executive Committee and General Counsel since 1998), and Shaker Heights Alumni Association. He has also served as Chair of the Center for Families and Children, and Treasurer of the Dartmouth Club of Northern Ohio. Mr. Holman is a graduate of Dartmouth College and Columbia University School of Law.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and the Bank conduct their business through meetings of the respective Boards and their committees. During the year ended June 30, 2004, the Company's Board of Directors held 12 meetings and the Bank's Board of Directors held 14 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Company's Board of Directors and committees on which such Board member served during the year ended June 30, 2004.

     AUDIT COMMITTEE. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met periodically to examine and approve the audit report prepared by the independent auditors of the Company and its subsidiaries, to review and appoint the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. The members of the Audit Committee are Directors Stuart D. Neidus, Robert K. Healey and Ronald D. Holman,
II. All of the members of the Audit Committee are independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. The Company's Board of Directors has determined that one member of the Audit Committee, Stuart D. Neidus, qualifies as an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director Neidus is "independent," as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached hereto as Appendix A. The Audit Committee met nine times during the year ended June 30, 2004.

     NOMINATING COMMITTEE. The Board of Directors' Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee consists of Directors Ronald D. Holman, II, Gerald A. Fallon and Raymond J. Negrelli. The members of the Nominating Committee are "independent directors" as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee, a copy of which is attached hereto as Appendix B. The Nominating Committee met once during the year ended June 30, 2004.

     It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder's recommendation of a director nominee no later than July 1 preceding the annual meeting of stockholders. Notice should be provided to: Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. Such notice must contain the following information:

     o    The name of the person recommended as a director candidate;

     o All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

     o The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

     o As to the shareholder making the recommendation, the name and address, as he or she appears on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

     o A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

     In its deliberations, the Nominating Committee considers a candidate's personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank's market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits the Company's then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate's qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

     With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

     COMPENSATION COMMITTEE. The Compensation Committee consists of directors Gerald A. Fallon, Stuart D. Neidus and Robert K. Healey. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee morale. The Compensation Committee met five times during the year ended June 30, 2004.

     BOARD  POLICIES  REGARDING  COMMUNICATIONS  WITH THE BOARD OF DIRECTORS AND
ATTENDANCE AT ANNUAL MEETINGS. The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Jeffrey
N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

     Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Company's directors attended the Company's 2003 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     OVERVIEW AND PHILOSOPHY. The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee") composed of three outside directors. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

     o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

     o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

     o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

     o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

     o To attract and retain top performing executive officers for the long-term success of the Company.

     o    To facilitate stock ownership through the granting of stock options.

     In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

     BASE SALARY. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other savings bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with those paid by the Company's peers.

     MANAGEMENT INCENTIVE COMPENSATION PLAN. The Company maintains a formula-based bonus plan (the "Management Incentive Compensation Plan"), which provides for annual cash incentive compensation based on achievement of a combination of individual and Company and Bank performance objectives. Under the Management Incentive Compensation Plan, at the beginning of the fiscal year, the Committee establishes target performance measures for the Company and the Bank. The relevant performance measures for the Company are return on equity ("ROE"), earnings per share and appreciation in the market price for the Common Stock. The relevant performance measures for the Bank are ROE and return on assets ("ROA") for the Bank and appreciation in the market price for the Common Stock. In addition, the Committee establishes individual performance goals for each employee. Bonuses are determined at the end of the fiscal year based on actual Company or Bank performance relative to previously established performance goals and a rating given to each employee reflecting the employee's success in achieving his or her specific individual performance goals established at the beginning of the year. The bonuses that would be paid to each of the three highest ranking executive officers are based on actual Company performance, while the bonuses paid to other officers are based on actual Bank performance. The Company's three most senior executive officers can receive a maximum bonus equal to 150% of base salary. The Company's other officers can receive a maximum bonus equal to 40% of base salary.

     STOCK OPTIONS. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration the same Company, Bank and stock price performance criteria considered under the Management Incentive Compensation Plan, as well as individual performance.

     In addition to the three primary components of executive compensation described above, the Committee believed it fair and appropriate to provide for a reasonable level of financial security for its long-standing senior executive officer team consisting of John R. Male, Chairman of the Board and Chief Executive Officer of the Company and the Bank, C. Keith Swaney, President, Chief Operating Officer and Treasurer of the Company and President, Chief Operating Officer and Chief Financial Officer of the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President of the Bank. In consultation with an outside consultant, the Compensation Committee determined to implement a supplemental executive retirement plan, the only current participants in which are John R. Male, C. Keith Swaney and Jeffrey N. Male, and to enter into severance agreements with each of those three executive officers. A description of the supplemental executive retirement plan and the severance agreements is set forth below under "-- Executive Compensation -- Severance Agreements" and "-- Supplemental Executive Retirement Plan." The severance agreements are intended to provide the three executive officers with a reasonable level of financial security in the event of a change in control of the Company or the Bank, and the supplemental executive retirement plan is intended to provide the three executive officers with retirement income that increases with each year of service to the Bank with full vesting occurring upon the attainment of age 65.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Committee determines the Chief Executive Officer's compensation on the basis of several factors. In determining Mr. John R. Male's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated savings banks and non-diversified banks and other financial institutions of similar size. The Committee believes that Mr. Male's base salary is generally competitive with or below the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable.

     Mr. Male received bonus compensation under the Management Incentive Compensation Plan in fiscal year 2004 based on the Company's ROE and earnings per share and increases in the market price of the Common Stock and Mr. Male's achievement of individual performance goals based on the formula set forth above.

     The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                                        MEMBERS OF THE COMPENSATION COMMITTEE

                                        Gerald A. Fallon
                                        Robert K. Healey
                                        Stuart D. Neidus


COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph and table which follow show the cumulative total return on the Common Stock during the period from June 30, 1999 through June 30, 2004 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market and (2) the total cumulative return of banking companies traded on the Nasdaq Stock Market. The comparison assumes $100 was invested on June 30, 1999 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.


                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       June 30, 1999 through June 30, 2004

[Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq stock market and banking companies whose equity securities are traded on the Nasdaq stock market. Line graph begins at June 30, 1999 and plots the cumulative total stockholder return at June 30, 1999, 2000, 2001, 2002, 2003 and 2004. Plot points are provided below.]


------------------------------------------------------------------------------------------------
                             06/30/99   06/30/00    06/30/01   06/30/02    6/30/03     6/30/04
------------------------------------------------------------------------------------------------
PVF CAPITAL CORP.            $100.00      $ 78.18   $ 92.45      $115.78   $146.12     $185.02
------------------------------------------------------------------------------------------------
NASDAQ                        100.00       147.83     80.27        54.68     60.71       76.53
------------------------------------------------------------------------------------------------
NASDAQ BANKS                  100.00        82.03    113.91       127.80    129.75      155.51
------------------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for fiscal 2004 awarded to or earned by the Company's Chief Executive Officer and other executive officers whose total salary and bonus for fiscal 2004 exceeded $100,000. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 2004 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                         LONG-TERM
                                                                        COMPENSATION
                                                                       ----------------
                                             ANNUAL COMPENSATION(1)        AWARDS
                                           -------------------------   ----------------
                                                                          SECURITIES           ALL
NAME AND                         FISCAL                                   UNDERLYING          OTHER
PRINCIPAL POSITION               YEAR        SALARY          BONUS        OPTIONS (2)      COMPENSATION
------------------               ----        ------          -----       ------------      ------------
John R. Male                     2004      $226,021          $ 246,962     $4,200            $207,616  (3)
  Chairman of the Board          2003       221,590            154,686      4,620             190,691
  Chief Executive Officer of     2002       213,000            137,981      5,082             112,248
  the Company and the Bank

C. Keith Swaney                  2004      $172,379          $ 156,959     $3,600            $245,918  (3)
  President and Chief Operating  2003       168,999             98,313      3,960             226,484
  Officer of the Company and     2002       164,112             87,696      4,356             162,964
  the Bank, Treasurer of the
  Company and Chief Financial
  Officer of the Bank

Jeffrey N. Male                  2004      $139,229          $ 126,775     $2,800            $100,302  (3)
  Vice President and Secretary   2003       136,499             79,406      3,080              90,767
  of the Company and Executive   2002       131,253             70,831      3,388              51,491
  Vice President of the Bank

-------------------------------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by each named executive officer in fiscal 2004 did not exceed 10% of the executive officer's salary and bonus.
(2) Adjusted for 10% stock dividends on the Company's Common Stock paid on August 30, 2002, August 29, 2003 and August 31, 2004.
(3)  Consists of $25,200 and $25,200 in directors' fees paid to John R. Male and
     C. Keith Swaney, respectively, $2,979, $4,273 and $2,763 of premiums on disability insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $6,900, $11,340 and $5,470 of premiums on life insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $4,044, $4,945 and $4,940 of matching contributions paid by the Company pursuant to the Company's 401(k) plan for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $164,396, $196,910 and $84,452 accrued for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, pursuant to the Bank's Supplemental Executive Retirement Plan, and $4,097, $3,250 and $2,677 in payments made to John R. Male, C.
     Keith Swaney and Jeffrey N. Male, respectively, pursuant to a plan under which all employees receive annual compensation equal to one week's salary for each year of service above 20 years of service.

     OPTION GRANTS IN LAST FISCAL YEAR. The following table contains information concerning the grant of stock options during the year ended June 30, 2004 to the executive officers named in the Summary Compensation Table set forth above.

                                                                                            POTENTIAL REALIZABLE
                          NUMBER OF        PERCENT OF TOTAL                                   VALUE AT ASSUMED
                         SECURITIES         OPTIONS GRANTED                                 ANNUAL RATES OF STOCK
                         UNDERLYING          TO EMPLOYEES       EXERCISE     EXPIRATION      PRICE APPRECIATION
NAME                 OPTIONS GRANTED (1)    IN FISCAL YEAR      PRICE (1)       DATE         FOR OPTION TERM (2)
----                 -------------------    --------------      ---------    ----------    ---------------------
                                                                                               5%         10%
                                                                                           ---------   ---------
John R. Male                4,620                 11.7%           $16.39     11/01/2008     $12,474       $35,574
C. Keith Swaney             3,960                 10.0%            14.90     11/01/2013      37,422        94,565
Jeffrey N. Male             3,080                  7.8%            16.39     11/01/2008       8,316        23,716

-----------------------

(1) Amounts are adjusted to reflect the 10% stock dividend paid on the Common Stock on August 31, 2004. All options become exercisable at the rate of 20% per year, with the first 20% having become exercisable on November 1, 2003, the date of grant, and an additional 20% becoming exercisable on each anniversary thereafter.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date of the options assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, November 1, 2003, based on the closing sale price of the Common Stock as quoted on the Nasdaq SmallCap Market on October 31, 2003 (the last practicable trading date prior to November 1, 2003) adjusted for the 10% dividend paid on the Common Stock on August 31, 2004.

     During the past ten full fiscal years, the Company has not adjusted or amended the exercise price of stock options previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, except as necessary to adjust the exercise price upon the Company's payment of stock dividends so as not to change the economic benefit of previously granted options.

     OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES. The following table sets forth information concerning option exercises during fiscal year 2004 and the value of options held at the end of fiscal year 2004 by the Company's Chief Executive Officer and other officers named in the Summary Compensation Table set forth above.

                                                                    NUMBER OF                        VALUE OF
                                                              SECURITIES UNDERLYING                UNEXERCISED
                            NUMBER OF                          UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                              SHARES                          AT FISCAL YEAR-END (3)          AT FISCAL YEAR-END (4)
                           ACQUIRED ON        VALUE           ----------------------          ----------------------
NAME                       EXERCISE (1)    REALIZED (2)     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                       ------------    ------------     -------------------------       -------------------------
John R. Male                   6,764          $38,825             17,989/10,215                  $134,971/51,296
C. Keith Swaney                  -               -                  41,884/8,753                 $382,284/52,801
Jeffrey N. Male                4,509          $24,980               11,989/6,811                 $  89,950/34,203

-------------------
(1)  Not adjusted for the subsequent 10% stock dividend paid on August 31, 2004.
(2) Calculated based on the product of: (a) the number of shares acquired on exercise, and (b) the difference between the fair market value of the underlying Common Stock on the exercise date, determined based on the last closing bid price prior to the exercise date, and the exercise price of the options.
(3) Adjusted for a 10% stock dividend paid on the Common Stock on September 1, 1997, a 50% stock dividend paid on the Common Stock on August 17, 1998, a 10% stock dividend paid on the Common Stock on September 7, 1999, a 10% stock dividend paid on the Company's Common Stock on September 1, 2000, a 10% stock dividend paid on the Common Stock on August 31, 2001, a 10% stock dividend paid on the Common Stock on August 30, 2002, a 10% stock dividend paid on the Common Stock on August 29, 2003, and a 10% stock dividend paid on the Common Stock on August 31, 2004.
(4) Calculated based on the product of: (a) the number of shares subject to options, and (b) the difference between the fair market value of the underlying Common Stock at June 30, 2004, determined based on $16.18, the last closing bid price on June 30, 2004 of the Common Stock on the Nasdaq SmallCap Market adjusted to $14.56 to reflect the effect of the 10% stock dividend paid on the Common Stock on August 31, 2004, and the exercise price of the options.

     Severance Agreements. The Company and the Bank have entered into severance agreements (the "Severance Agreements") with John R. Male, C. Keith Swaney and Jeffrey N. Male (each of whom is referred to as an "Executive"). The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements, the term of the Agreements will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of each Employee has met the required performance standards.

     The Severance Agreements provide that in the event of an Executive's involuntary termination of employment, or voluntary termination for "good reason," within one year following a "change in control" of the Bank or the Company other than for "cause," the Executive will receive the following benefits: (i) a payment equal to two times the Executive's annual compensation (base salary plus annual incentive compensation) for the year preceding the year in which termination occurred, payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive's 401(k) plan account the Bank's matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive's employment with another employer or 12 months following termination. "Change in control" is defined generally in the Severance Agreements as: (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company's voting securities or the acquisition by a person of the power to direct the Company's management or policies; (ii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger; or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. "Good reason" is defined in the Severance Agreements as any of the following events: (i) a change in the Executive's status, title, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion, the assignment to the executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities, or the removal of the Executive from or failure to reappoint him to any of such positions other than for cause; (ii) materially reducing the Executive's base compensation as then in effect; (iii) the relocation of the Executive's principal place of employment to a location that is more than 35 miles from the location where the Executive previously was principally employed; (iv) the failure to provide the Executive with benefits substantially similar to those provided to him under existing employee benefit plans, or materially reducing any benefits or depriving the Executive of any material fringe benefit; (v) death; or (vi) disability prior to retirement. In the event that an Executive prevails over the Company or the Bank in a legal dispute as to the Severance Agreement, he will be reimbursed for his legal and other expenses.

     Supplemental Executive Retirement Plan. Effective July 1, 1998, the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), which is designed to pay retirement benefits from the general assets of the Bank to eligible employees of the Bank. Eligibility to participate in the SERP is limited to employees of the Bank who are designated by the Compensation Committee of the Bank's Board of Directors. Currently, the employees designated to participate in the SERP are John R. Male, C. Keith Swaney and Jeffrey N. Male (the "Participants").

     Under the SERP, commencing upon a Participant's retirement after reaching age 65, or earlier if approved by the Compensation Committee, he will receive a benefit equal to 60% of "final pay" reduced by any benefits payable under the Bank's qualified retirement plans. "Final pay" is defined as the Participant's highest year's combined salary and target bonus (under the Management Incentive Compensation Plan) during the Participant's last five years of employment with the Bank. The Participant will vest in the SERP plan benefits each year, on a pro rata basis, beginning with the one year anniversary date of the effective date that the Participant becomes eligible to participate in the SERP and continuing with each succeeding annual anniversary date until attainment of age
65. Upon attainment of age 65 and provided that he has remained continuously in the employ of the Bank, the Participant will be fully vested. A Participant becomes fully vested prior to age 65 upon death or disability or upon a "change in control," as defined above under "-- Severance Agreements." Payments under the SERP continue for the lifetime of the Participant or for the joint lives of the Participant and his spouse if actuarially converted to the "actuarial equivalent" joint and survivor annuity. In addition, benefits are paid in the form of a single life annuity or, upon the request of the Participant and approval of the Compensation Committee, converted to the "actuarial equivalent" single lump sum distribution. "Actuarial equivalent" is defined as a payment or payments equal in the aggregate to the value at the applicable date of the benefit determined actuarially on the basis of the current Pension Benefit Guarantee Corporation ("PBGC") interest rate and the mortality table then in use by the PBGC. The Participant loses all benefits under the SERP in the event his employment with the Bank is terminated for cause.

DIRECTORS' COMPENSATION

     The Bank pays each member of the Board of Directors an annual retainer of $25,200. In addition, directors may receive a fee of $2,500 per day for attendance at day-long special Board events such as Board retreats. No additional fees are paid by the Company for attendance at Board of Directors meetings.

     In addition, nonemployee directors are eligible to participate in the PVF Capital Corp. 2000 Incentive Stock Option and Deferred Compensation Plan, and the Board of Directors has adopted a schedule for option grants such that shortly following each annual meeting of stockholders, each nonemployee director who served as such at the closing of the annual meeting will be granted nonqualified options to acquire 1,000 shares of Common Stock. Pursuant to this schedule, options to acquire 1,100 shares of Common Stock were granted on November 1, 2003 to nonemployee Directors Jaros, Neidus, Healey, Fallon, Negrelli and Holman. In addition, as a new director, nonemployee director Holman was granted additional options to acquire 5,500 shares of Common Stock on November 1, 2003. The numbers of options granted set forth above are adjusted for a 10% stock dividend paid on the Common Stock on August 31, 2004. All the options have a term of 10 years, became exercisable immediately upon grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant.

INDEBTEDNESS OF MANAGEMENT

     Under applicable law, the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e, up to $3.0 million at June 30, 2004) to such persons must be approved in advance by a disinterested majority of the Bank's Board of Directors.

     The Bank has a policy of offering loans to officers and directors and employees in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN BUSINESS RELATIONSHIPS

     Mr. Stanley T. Jaros, a director of the Company, is a partner with the law firm of Moriarty & Jaros, P.L.L., which performed services for the Company and the Bank during the fiscal year ended June 30, 2004 and proposes to perform services during the fiscal year ending June 30, 2005. Fees paid by the Company and the Bank to Moriarty & Jaros, P.L.L. during the fiscal year ended June 30, 2004 totaled approximately $105,992.

     Mr. Raymond J. Negrelli, a director of the Company, is a 50% owner of Bay Properties Co., an Ohio general partnership. Bay Properties Co. is a 50% owner and general partner of Park View Plaza, Ltd. ("PVP"), an Ohio limited partnership formed to develop and operate a 10,000 square foot retail plaza located in Cleveland, Ohio. PVF Service Corporation, a wholly owned subsidiary of the Company, is a 25% owner and limited partner of PVP. The Bank maintains a branch office in the retail plaza owned and operated by PVP, and during the year ended June 30, 2004, the Bank paid a total of $59,067 in rent and operating cost reimbursements to PVP. For the fiscal year ending June 30, 2005, the Company estimates that it will pay a total of $133,327 in rent and operating cost reimbursements to PVP. Bay Properties Co. is also a 50% owner of Park View Center, LLC ("PVC"), an Ohio limited liability company formed to develop and operate an 8,200 square foot office building located in Mayfield

Heights, Ohio. The Bank is a tenant of the office building and leases a 3,000 square foot unit with an automated teller machine in the office building owned and operated by PVC, and during the year ended June 30, 2004, the Bank made capital investments totaling $325,000 in PVC.


--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Crowe, Chizek and Company LLP ("Crowe, Chizek"), the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Crowe, Chizek the written disclosures and the letter required to be delivered by Crowe, Chizek under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Crowe, Chizek to discuss the independence of the auditing firm.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

     Based on the Audit Committee's review of the financial statements, its discussion with Crowe, Chizek regarding SAS 61, and the written materials provided by Crowe, Chizek under ISB Standard No. 1 and the related discussion with Crowe, Chizek of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                                             THE AUDIT COMMITTEE

                                             Stuart D. Neidus
                                             Robert K. Healey
                                             Ronald D. Holman, II


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Audit Committee of the Board of Directors has renewed the Company's arrangements with Crowe, Chizek and Company LLP, independent public accountants, to be its auditors for the 2005 fiscal year, subject to ratification by the Company's stockholders. A representative of Crowe, Chizek and Company LLP will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

     THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.


--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Crowe, Chizek and Company LLP, served as the Company's independent auditors for the 2004 and 2003 fiscal years. For the years ended June 30, 2004 and 2003, the Company was billed by Crowe, Chizek and Company LLP for fees aggregating $65,970 and $56,675, respectively. Such fees were comprised of the following:

AUDIT FEES

     During the fiscal years ended June 30, 2004 and 2003, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2004 and 2003 were $34,625 and $33,375, respectively, which were paid to Crowe, Chizek and Company LLP.

AUDIT-RELATED FEES

     The aggregate fees billed by the Company's independent auditors for audit-related services for the fiscal year ended June 30, 2004 and 2003 were $14,600 and $15,550, respectively. Such fees were for FDICIA services, review of the Form 10-K and SAS 71 quarterly review.

TAX FEES

     No fees were billed to the Company by the Company's independent auditors for tax services for the fiscal years ended June 30, 2004 and 2003.

ALL OTHER FEES

     The aggregate fees billed by the Company's independent auditors for services not included above were $16,745 and $7,750, respectively, for the fiscal years ended June 30, 2004 and 2003. The fee for fiscal year 2004 related to the 401(k) plan audit and other miscellaneous matters, and the fee for fiscal year 2003 related to the 401(k) audit and internal audit assessment.


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2004, all of the Reporting Persons complied with these reporting requirements, except that Mr. Healey failed to report three (3) transactions on a Form 4 in a timely manner due to an administrative error and Mr. Swaney failed to report four (4) transactions on a Form 4 in a timely manner due to an administrative error.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
-------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Georgeson Shareholder, a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $900.

     The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


-------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
-------------------------------------------------------------------------------

     Under the Company's First Amended and Restated Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than thirty days nor more than sixty days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than September 27, 2004. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 30000 Aurora Road, Solon, Ohio 44139, no later than May 20, 2005. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Jeffrey N. Male

                                 Jeffrey N. Male
                                 Secretary
Solon, Ohio
September 17, 2004


--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2004 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, PVF CAPITAL CORP., 30000 AURORA ROAD, SOLON, OHIO 44139.
--------------------------------------------------------------------------------

                                                                     APPENDIX A

                                PVF CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER

                                     PURPOSE

The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of PVF Capital Corp. (the "Company") in fulfilling its responsibility to provide oversight and monitoring responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established and may establish from time to time; the Company's auditing, accounting and financial reporting practices generally; and all potential conflict of interest situations, including those arising from any related-party transactions. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     o Oversee the accounting and financial reporting processes of the Company and the audits of the Company's financial statements.

     o Serve as an independent and objective party to monitor the Company's financial reporting practices and internal control system.

     o    Review  and  appraise  the   qualifications  and  performance  of  the
          Company's independent accountants and internal auditing department.

     o    Provide  an  open  avenue  of  communication   among  the  independent
          accountants, financial and senior management, the internal auditing department and the Board of Directors.

                                    AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with unrestricted access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

                                   MEMBERSHIP

The Committee shall be comprised of at least three members of the Board, and the Committee's composition will meet the requirements of applicable laws, the Audit Committee Policy of NASDAQ, and all rules and regulations of the Securities and Exchange Commission.

Accordingly, all members will be Directors:

     o Who are independent. The independence standard means that, except in the capacity as a member of the Board of Directors and a member of the audit and any other Board committee, the audit committee member may not be an employee of the Company and may not accept any consulting, advisory, or other compensatory fee from the Company or be an affiliated person of the Company or any of its subsidiaries; and

     o Who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements. At least one member of the Committee must have accounting or related financial management expertise.

                              KEY RESPONSIBILITIES

The Committee's job is one of oversight and it recognizes that the management of the Company is responsible for preparing the financial statements of the Company and that the independent audit firm is responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the independent auditor, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight

                                PVF CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER


responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work. The members of the Committee shall perform their responsibilities in good faith; in a manner each of them reasonably believes to be in the best interest of the Company and in accordance with applicable laws and regulations.

The following functions shall be common recurring activities of the Committee in fulfilling its oversight function:

Independent External Auditor
----------------------------

     o Select, retain or terminate the independent auditors and, in connection therewith, annually to receive, evaluate and discuss with the independent auditors a formal written report from them setting forth all consulting or other relationships with the Company, which shall include specific representations as to their objectivity and independence as required by Independence Standards Board Statement No. 1.

     o Meet with the Company's independent accountants, including private meetings as necessary, (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the independent accountants propose to render to the Board of Directors and shareholders.

     o Approve the independent audit firm's estimated fees for the annual audit and quarterly review work as outlined in its engagement letter; and review the independent auditors' performance.

     o    Review  and  discuss  with  the  independent   auditor  all  necessary
          accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and the risks of using such alternative treatments, and other material written communications between the independent auditor and management.

     o Review, evaluate and approve any non-audit services the independent auditor may perform for the Company and disclose such approved non-auditor services in periodic reports to stockholders.

     o Act as a liaison between the Company's independent accountants and the full Board of Directors.

     o As required by law, the Audit Committee shall assure the regular rotation of the lead and concurring audit partner, and consider whether there should be a regular rotation of the auditor itself.

Financial Reporting and Disclosures
-----------------------------------

     o Consider the effect upon the Company of any changes in accounting principles or practices proposed by management or the independent accountants.

     o Review the Company's financial statements, including interim financial statements, annual financial statements with accompanying auditors' opinion and management letters, filings of Forms 10-K and 10-Q, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, and any other financial reports requiring Board approval before submission to the Securities and Exchange Commission or other government agency.

     o Prepare, review and approve the annual proxy disclosure regarding the activities and report of the Audit Committee for the year.

     o Review and discuss the types of presentation and information to be included in earnings press releases, and any additional financial information and earning guidance generally provided to analysts and rating agencies.

                                PVF CAPITAL CORP.
                             AUDIT COMMITTEE CHARTER


     o Review and discuss the form and content of the certification documents for the quarterly reports on Form 10-Q and the annual report on Form 10-K with the general auditor, the independent auditor, the chief financial officer and the chief executive officer.

     o Satisfy itself that the Company is in reasonable compliance with pertinent laws and regulations and conducting its affairs ethically.

Internal Controls
-----------------

     o    Review  and  discuss  with   management,   internal  audit,   and  the
          independent audit firm the quality and adequacy of the Company's internal controls.

     o Review and, if deemed necessary, investigate concerns and/or complaints regarding accounting, internal accounting controls, or other auditing or questionable matters submitted confidentially and anonymously to the Committee.

     o Review all related party transactions (i.e., transactions required to be disclosed under SEC Regulation S-K, Item 404) for potential conflict of interest situations on an ongoing basis and determine whether to approve such transaction.

Internal Audit
--------------

Oversee the Company's internal audit function to include: approving the Company's Internal Audit Policy, approving the appointment and termination of the Internal Auditor, approving the annual audit plan, and reviewing staffing and results of internal audits.

Communication
-------------

Report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

                                    APPROVAL

This Charter is subject to annual review by the Committee and the Board of Directors.

                                                            APPENDIX B

                                     CHARTER
                                     OF THE
                              NOMINATING COMMITTEE
                                     OF THE
                     BOARD OF DIRECTORS OF PVF CAPITAL CORP.




I.   AUTHORITY AND COMPOSITION

The Committee is established pursuant to Article II of the Bylaws of PVF Capital Corp. (the "Corporation"). Committee members should be appointed annually by the Board and may be replaced by the Board. None of the Committee members may be an officer of the Corporation. The Committee may appoint a Secretary, who need not be a Director. The Committee Chairman shall be appointed by the Board.

The Committee shall be comprised of at least three (3) members, each of whom shall meet the independence requirements of the Nasdaq and shall meet any other standards of independence as may be prescribed for purposes of any federal securities laws relating to the Committee's duties and responsibilities.

II.  PURPOSE OF THE COMMITTEE

The Committee's purpose is to assist the Board in identifying qualified individuals to become Board members and in determining the composition of the Board of Directors.

III. RESPONSIBILITIES OF THE COMMITTEE

IN FURTHERANCE OF THIS PURPOSE, THE COMMITTEE SHALL HAVE THE FOLLOWING AUTHORITY AND RESPONSIBILITIES:

         1. To lead the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval at the annual meeting. The Committee shall select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to and existing members of the Board, in collectively serving the long-term interests of the stockholders.

         2. Recommend to the Board persons to be appointed as Directors in the interval between annual meetings of the Corporation's shareholders;

         3. Review the qualifications and independence of the members of the Board on a regular periodic basis and make any recommendations the Committee members may deem appropriate from time to time concerning any recommended changes in the composition of the Board; and

         4. Establish a policy, if deemed appropriate by the Committee, with regard to the consideration of director candidates recommended by stockholders.

WITH RESPECT TO THE RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE SHALL:

         1.       Report regularly to the Board on its activities;

         2. Maintain minutes of its meetings and records relating to those meetings and the Committee's activities;

         3. Form and delegate authority to subcommittees of one or more Committee members when appropriate;

         4. Review and reassess the adequacy of this Charter annually and recommend to the Board any proposed changes to this Charter; and

         5.       Annually review the Committee's own performance.

IV.  GENERAL

IN PERFORMING THEIR RESPONSIBILITIES, COMMITTEE MEMBERS ARE ENTITLED TO RELY IN GOOD FAITH ON INFORMATION, OPINIONS, REPORTS OR STATEMENTS PREPARED OR PRESENTED
BY:

         1. One or more officers and employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

         2. Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

         3. Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

                                 REVOCABLE PROXY
                                PVF CAPITAL CORP.

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 18, 2004

     The undersigned hereby appoints Stanley T. Jaros, Raymond J. Negrelli and Ronald D. Holman, II with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of PVF Capital Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio, on Monday, October 18, 2004 at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                                            FOR           VOTE WITHHELD
                                                                                            ----          -------------
     1.  The election as directors for two-year terms of all nominees listed                / /               / /
         below (except as marked to the contrary below).

         Robert K. Healey
         Stuart D. Neidus
         C. Keith Swaney
         Gerald A. Fallon

         INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE,
         INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.


         ---------------------------------------------------------

                                                                                             FOR       AGAINST      ABSTAIN
                                                                                             ---       -------      -------

     2.  Proposal to ratify the appointment of Crowe, Chizek and Company LLP as              / /         / /         / /
         independent certified public accountants of the Company for the fiscal year ending June 30, 2005.


     The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" the proposition stated.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ABOVE AND FOR THE OTHER PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a proxy statement dated September 17, 2004 and an Annual Report to Stockholders.



Dated:                         , 2004
       ------------------------


------------------------------------        ---------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER



------------------------------------        ---------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER




Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.